UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2021

HUGOTON ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-10476	58-6379215
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Simmons Bank Trustee 2911 Turtle Creek Blvd, Suite 850 Dallas, Texas		75219
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (877) 588-7839

            Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units of Beneficial Interest	HGTXU	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Hugoton Royalty Trust (the “Trust”) held a special meeting of its unitholders on Friday, December 10, 2021, at 10:00 a.m. central time both in person at Shady Oaks Country Club, 320 Roaring Springs Road, Fort Worth, Texas 76114 and virtually via webcast (the “Special Meeting”).

At the Special Meeting, unitholders of the Trust were asked to consider and vote upon (i) the sale of substantially all of the assets of the Trust to XTO Energy, Inc., a Delaware corporation, and (ii) the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposal, as more fully described in the definitive proxy statement filed by the Trust with the Securities Exchange Commission on October 14, 2021.

Of the 40,000,000 units outstanding and entitled to vote as of the record date for the Special Meeting, 22,769,897 units were present at the Special Meeting in person or by proxy. As such, a quorum was established at the Special Meeting.

The proposals voted on by the unitholders at the Special Meeting and the voting results are set forth below.

1. Proposal to approve the sale of substantially all of the assets of the Trust to XTO Energy, Inc. failed to be approved by the following vote:

For	Against	Abstain	Broker Non-Votes
6,230,717	16,405,896	133,284	0

2. Proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies in favor of the above proposal, as described in the notice and proxy statement failed to be approved by the following vote:

For	Against	Abstain	Broker Non-Votes
9,557,520	12,921,511	290,866	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HUGOTON ROYALTY TRUST

By: SIMMONS BANK, TRUSTEE

By:	/s/ NANCY G. WILLIS
Nancy G. Willis
Vice President

Date: December 14, 2021